UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

GORES METROPOULOS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39907	85-2097088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 531-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	GMIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GMII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GMIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2021, Gores Metropoulos II, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Sunshine Merger Sub I, Inc. (“First Merger Sub”), Sunshine Merger Sub II, LLC (“Second Merger Sub”), and Sonder Holdings Inc. (“Sonder”), which provides for, among other things: (a) the merger of First Merger Sub with and into Sonder, with Sonder continuing as the surviving corporation (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Sonder with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”). The transactions set forth in the Merger Agreement, including the Mergers, will constitute a “Business Combination” as contemplated by the Company’s Amended and Restated Certificate of Incorporation.

The Merger Agreement and the transactions contemplated thereby (the “Business Combination”) were unanimously approved by the Board of Directors of the Company on April 29, 2021 and the Board of Directors of Sonder (the “Sonder Board”) on April 29, 2021.

The Merger Agreement

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the Effective Time, (a) each share of Sonder’s Common Stock, par value $0.000001 per share (the “Sonder Common Stock”), will be converted into the right to receive a number of newly-issued shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”), equal to the Per Share Company Common Stock Consideration (as defined in the Merger Agreement) and (b) each share of Sonder’s Special Voting Series AA Common Stock, par value $0.000001 per share (“Sonder Special Voting Common Stock”), will be converted into the right to receive a number of newly-issued shares of the Company’s Special Voting Common Stock, par value $0.000001 per share (the “Company Special Voting Common Stock”), equal to the Per Share Company Special Voting Stock Consideration (as defined in the Merger Agreement).

Pursuant to the Merger Agreement, the aggregate merger consideration payable at the closing of the Business Combination to all of the stockholders of Sonder will be an aggregate number of shares of Company Common Stock (deemed to have a value of $10.00 per share) equal to $2,176,603,000, divided by $10.00. Furthermore, the Company will reserve for issuance to each holder of Series AA Common Exchangeable Preferred Shares of Sonder Canada Inc., an affiliate of Sonder (“Sonder Canada” and, such shares, the “Sonder Canada Exchangeable Common Shares”), upon the exchange thereof following the closing of the Business Combination, an aggregate number of shares of Company Common Stock equal to the number of shares of Company Special Voting Common Stock issuable pursuant to the Merger Agreement.

In addition to the consideration to be paid at the closing of the Business Combination, holders of Sonder Common Stock, Sonder Canada Exchangeable Common Shares and warrants of Sonder as of immediately prior to the Effective Time will be entitled to receive their pro rata share of an additional number of earn-out shares from the Company, issuable in Company Common Stock and subject to the terms provided in the Merger Agreement, up to an aggregate of 14,500,000 shares collectively issuable to all such holders of Sonder Common Stock, Sonder Canada Exchangeable Common Shares and warrants of Sonder.

Treatment of Sonder’s Equity Awards

Pursuant to the Merger Agreement, at the closing of the Business Combination, each of Sonder’s stock options, to the extent then outstanding and unexercised, will automatically be converted into an option to acquire a certain number of shares of Company Common Stock (pursuant to a ratio based on the Per Share Company Common Stock Consideration), at an adjusted exercise price per share. Each such converted option will be subject to the same terms and conditions as were applicable immediately prior to such conversion, except to the extent such terms or conditions are rendered inoperative by the Business Combination.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the Business Combination. The covenants of the respective parties to the Merger Agreement will also not survive the closing of the Business Combination, except for those covenants that by their terms expressly apply in whole or in part after the closing of the Business Combination.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination. The Merger Agreement also contains additional covenants of the parties, including, among others, (a) covenants providing for the Company and Sonder to use commercially reasonable efforts to obtain all necessary regulatory approvals and (b) covenants providing for the Company and Sonder to cooperate in the preparation of the Registration Statement, Proxy Statement and Consent Solicitation Statement (as each such term is defined in the Merger Agreement) required to be filed in connection with the Business Combination. The covenants of the parties to the Merger Agreement will not survive the closing of the Business Combination, except for those covenants that by their terms expressly apply in whole or in part after the closing of the Business Combination.

Conditions to Consummation of the Business Combination

The consummation of the Business Combination is conditioned upon, among other things, (a) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (b) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination, (c) the Company having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) remaining after the completion of the redemption offer in relation to Company Common Stock in accordance with the terms of the Merger Agreement, (d) receipt of the required Company stockholder approval, (e) the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement by certain majorities of holders of various classes of Sonder’s capital stock comprising the Company Requisite Approval (as defined in the Merger Agreement, and referred to hereinafter as the “Sonder Requisite Approval”), (f) the delivery of the Canadian Approvals (as defined in the Merger Agreement) to the Company, (g) the effectiveness of the Registration Statement (as defined below) under the Securities Act, and (h) the receipt of the approval for listing by NASDAQ of the Company Common Stock to be issued in connection with the closing of the Business Combination, subject only to (i) the requirement to have a sufficient number of round lot holders and (ii) official notice of listing.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Mergers (whether before or after the required Company stockholder approval and Sonder Requisite Approval has been obtained) by mutual written consent of the Company and Sonder and in certain other circumstances, including if the Business Combination has not been consummated by October 28, 2021 and the delay in closing prior to such date is not due to the breach of the Merger Agreement by the party seeking to terminate.

The foregoing description of the Merger Agreement and the Business Combination, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Merger Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the respective parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the Company’s investors and security holders. Company investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting and Support Agreements

On April 29, 2021, in connection with the execution of the Merger Agreement, the Company, First Merger Sub and Second Merger Sub entered into Voting and Support Agreements (the “Voting and Support Agreements”) with certain stockholders of Sonder holding approximately 74% of the voting power of Sonder’s capital stock (the “Support Stockholders”) and sufficient to adopt the Merger Agreement and approve the Business Combination (including the Mergers). The Voting Support Agreements provide, among other things, that on (or effective as of) the second business day following the date that the Registration Statement is declared effective by the SEC, the Support Stockholders will execute and deliver a written consent with respect to the outstanding shares of Sonder’s capital stock held by the Support Stockholder adopting the Merger Agreement and approving the Business Combination (including the Mergers). In addition, the Voting and Support Agreement prohibits the Support Stockholders from engaging in activities that have the effect of soliciting a competing Acquisition Proposal (as defined in the Merger Agreement).

In addition, in connection with the execution of the Merger Agreement, the Company, First Merger Sub, Second Merger Sub, Sonder, Sonder Canada entered into a Support and Voting Agreement from holders of Exchangeable Shares of Sonder Canada, Inc. (the “Canadian Voting and Support Agreements” and, together with the Voting and Support Agreements, the “Voting Agreements”)) with certain stockholders of Sonder Canada holding approximately 69% of the voting power of Sonder Canada’s capital stock (the “Canadian Stockholders”) and sufficient to adopt the Merger Agreement and approve the Business Combination (including the Mergers). The Canadian Voting and Support Agreements provide, among other things, that the Canadian Stockholders will vote or cause to be voted their shares of Sonder Canada’s capital stock in favor of the Business Combination and any other matter necessary or desirable for the approval of the Business Combination.

Copies of the forms of Voting Agreements are attached hereto as Exhibit 10.2 and Exhibit 10.3, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference thereto.

Private Placement Subscription Agreements

On April 29, 2021, the Company entered into subscription agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain investors and Gores Metropoulos Sponsor II, LLC (the “Sponsor”), pursuant to which the investors have agreed to purchase an aggregate of 20,000,000 shares of Company Common Stock in a private placement for $10.00 per share (the “Private Placement”).

Each Subscription Agreement will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) upon the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied or waived on or prior to the closing and, as a result thereof, the transactions contemplated by such Subscription Agreement are not consummated at the closing; and (d) if the closing of the Business Combination shall not have occurred by October 28, 2021. As of the date hereof, the shares of Company Common Stock to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company will, within 30 days after the closing of the Business Combination, file with the Securities and Exchange Commission (“SEC”) a registration statement (the “Post-Closing Registration Statement”) registering the resale of such shares of Common Stock and will use its commercially reasonable efforts to have such Post-Closing Registration Statement declared effective as soon as practicable after the filing thereof.

The Sponsor’s subscription agreement (the “Sponsor Subscription Agreement”) is substantially similar to the Subscription Agreements, except that the Sponsor has the right to syndicate the Company Common Stock purchased under the Sponsor Subscription Agreement in advance of the closing of the Business Combination.

A copy of the form of Subscription Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the Private Placement is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. Certain shares of Company Common Stock to be issued in connection with the Merger Agreement and the transactions contemplated thereby, including the Mergers, will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events.

On April 30, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Notwithstanding the foregoing, information contained on the Company’s or Sonder’s website and the websites of any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Attached as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated April 30, 2021 that will be used by the Company and Sonder with respect to the transactions contemplated by the Merger Agreement.

The Company is aware of the SEC’s Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies that was released on April 12, 2021 (the “Staff Statement”). The Company is evaluating the applicability and impact of the Staff Statement on its historical financial statements that have been filed with the SEC.

Additional Information about the Transactions and Where to Find It

In connection with the Business Combination, the Company intends to file a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement, consent solicitation statement and prospectus with respect to the Company’s securities to be issued in connection with the Business Combination that also constitutes a preliminary prospectus of the Company and will mail a definitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/consent solicitation statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company may also file other documents regarding this Business Combination with the SEC. Company stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as well as any amendments or supplements thereto, because they will contain important information about the Business Combination. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Company stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Metropoulos II, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

The Company, Sonder and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s registration statement on Form S-1 (File No. 333-251663), which was declared effective by the SEC on January 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that the Company intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, information concerning the Company’s or Sonder’s possible or assumed future financial or operating results and metrics, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, future operations, products and services, planned openings, expected unit contractings and the effects of regulation, including whether the Business Combination will generate returns for stockholders. These forward-looking statements are based on the Company’s or Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the Business Combination contemplated thereby; (b) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the Business Combination; (d) the inability to complete the PIPE; (e) the risk that the Business Combination disrupts current plans and operations of Sonder or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in special purpose acquisition companies) which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that Sonder may be adversely affected by other economic, business, and/or competitive factors; and (j) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and Sonder assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor Sonder gives any assurance that either the Company or Sonder will achieve its expectations.

Disclaimer

This Current Report relates to a proposed business combination between the Company and Sonder. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated as of April 29, 2021, by and among Gores Metropoulos II, Inc., Sunshine Merger Sub I, Inc., Sunshine Merger Sub II, LLC and Sonder Holdings Inc.

10.1	Form of Gores Metropoulos II Subscription Agreement.

10.2	Form of Voting and Support Agreement.

10.3	Form of Canadian Voting and Support Agreement.

99.1	Press Release issued by the Company on April 30, 2021.

99.2	Investor Presentation of the Company, dated April 30, 2021.

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Metropoulos II, Inc.

Date: April 30, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary